Exhibit 99.1

Keefe, Bruyette & Woods Community Bank Investor Conference August 2-3, 2011

Forward Looking Statements 2 This presentation contains forward-looking statements, which are included in accordance with the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “expects,” “plans,” “intends,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” or “continue,” or the negative of such terms and other comparable terminology. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following: failure to maintain adequate levels of capital and liquidity to support Company’s operations; the effect of the regulatory written agreement the Company and its bank subsidiary have entered into and potential future supervisory action against the Company or its bank subsidiary; general economic and business conditions in those areas in which the Company operates; demographic changes; competition; fluctuations in interest rates; continued ability to attract and employ qualified personnel; ability to receive regulatory approval for our bank subsidiary to declare dividends to the Company; adequacy of our allowance for loan losses, changes in credit quality and the effect of credit quality on our provision for credit losses and allowance for loan losses; changes in governmental legislation or regulation, including, but not limited to, any increase in FDIC insurance premiums; changes in accounting policies and practices; changes in the deferred tax asset valuation allowance; changes in business strategy or development plans; changes in the securities markets; changes in consumer spending, borrowing and savings habits; the availability of capital from private or government sources; competition for loans and deposits and failure to attract or retain loans and deposits; changes in the financial performance and/or condition of our borrowers and the ability of our borrowers to perform under the terms of their loans and other terms of credit agreements; political instability, acts of war or terrorism and natural disasters; failure to consummate or obtain necessary approvals for the previously announced transaction to accelerate the mandatory conversion of Series A Convertible Preferred Stock into common stock and additional “Risk Factors” referenced in the Company’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission, as supplemented from time to time. When relying on forward-looking statements to make decisions with respect to the Company, investors and others are cautioned to consider these and other risks and uncertainties. The Company can give no assurance that any goal or plan or expectation set forth in forward-looking statements can be achieved and readers are cautioned not to place undue reliance on such statements, which speak only as of the date made. The forward-looking statements are made as of the date of these materials, and the Company does not intend, and assumes no obligation, to update the forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statements. Investors and security holders are urged to read the Company’s Annual Report on Form 10-K, quarterly reports on Form 10-Q and other documents filed by the Company with the SEC. The documents filed by the Company with the SEC may be obtained at the company’s website at www.gbnk.com or at the SEC's website at www.sec.gov. These documents may also be obtained free of charge from the company by directing a request to: Guaranty Bancorp, 1331 Seventeenth St., Suite 345, Denver, CO 80202. Attention: Paul Taylor/Investor Relations. Telephone 303-293-5563.

Company Highlights 3 Guaranty Bancorp Ticker: GBNK Recent Price: $1.41 1 Tangible Book Value*: $1.59 2 Market Capitalization: $75,058,000 1,3 Total Risk Based Capital: 16.22% 2 1Closing Price of $1.41 on July 22, 2011 2As of June 30, 2011 3Based on 53,232,485 Shares Outstanding on July 22, 2011 *Non-GAAP measure. Reconciliation of Non-GAAP measures follows presentation. Asset Size: $1.75 billion2 Gross Loans: $1.10 billion2 Total Deposits: $1.35 billion2 Non-Interest Bearing Deposits: $0.42 billion2

4 About Us Who we are: A deeply rooted Colorado community bank that provides sound financial solutions to customers through experienced, engaged and empowered employees Why we are uniquely positioned in the marketplace: Balanced retail and commercial offerings in 34 branches Colorado Front Range focus Extensive geographic footprint and local knowledge Deep customer relationships Well capitalized and liquid

34 Branch Locations 5

6 Retail Commercial SBA Trust Energy Real Estate Guaranty Bank and Trust Our Portfolio of Services

7 Our Marketplace - People People Quick Facts* Colorado USA Population, 2010 5,029,196 308,745,538 Population % Change 2000-2010 16.9% 9.7% High School Graduates1 88.9% 84.6% Bachelor’s Degree1 35.5% 27.5% Median Household Income - 2009 $55,735 $50,221 Unemployment2 8.5% 9.2% *Source: US Census Bureau 2010 1 % of population with an equivalent or higher level of education, age 25+, 2005-2009 2 Source: The Denver Post www.denverpost.com July 23, 2011

8 Economic Development -Colorado ACE Project1 A former Agilent Technologies Inc. campus in Loveland is the leading site for a NASA connected innovation center for clean energy and aerospace manufacturing Fast Tracks2 A multi-billion dollar program to build 122 miles of new commuter rail and light rail Conoco Phillips3 Purchased a 432 acre parcel in Boulder County with plans to develop it into a global technology and corporate learning center. The Colorado Blueprint Statewide economic plan developed by Governor John Hickenlooper based on public comments and county goals. Six focus areas include: building a business friendly environment; recruit grow and retain businesses; increase access to capital; create and market a strong Colorado brand; educate and train the workforce of the future; cultivate innovation and technology Sources: 1 – Loveland Reporter Herald 2 - www.rtd-fastracks.com/main_1 3 - www.conocophillips.com/en/tech/louisville/Pages/index.aspx 4 - www.denverpost.com/business/ci_18518350

Major Companies / Employers

9

- Several major colleges:
  - University of Colorado (Boulder/Denver), Colorado State University (Fort Collins), University of Northern Colorado (Greeley), University of Denver and the Colorado School of Mines (Golden).
- Communication and Technology
  - IBM
  - Level 3 Communications
  - Liberty Global / Liberty Media
  - Hewlet Packard
  - Qwest / CenturyLink
  - Dish Network
  - Echostar
- Oil and Gas / Extractive Industries
  - Newmont Mining
  - Cimarex
  - Whiting Petroleum
  - Forest Oil
  - Barrett Resources
- Aerospace
  - Ball Aerospace
  - Lockheed Martin
- Tourism
  - Vail Resorts
  - Intrawest
- Restaurants
  - Red Robin
  - Chipotle
  - Quiznos
  - Einstein Noah
- Breweries
  - Anheiser Busch
  - Miller Coors
  - New Belgium, Odell
- Specialty
  - CROCS
  - OtterBox
- Professional Sports Franchises

Trends 10 Expanding Net Interest Margin Declining NPAs Low cost deposits As of June 30, 2011, 31.2% of our total deposits were non-interest bearing compared to 22.6% as of June 30, 2009 Success of free checking promotion Increase in the number of new accounts Non-Interest Income Increased overdraft and interchange income Liquidity $125.9 million in overnight fed funds at June 30, 2011 Leverage existing liquidity to grow net interest income Focused loan growth Opportunities to reduce non-interest expense FDIC insurance OREO and Loan Collection Expenses Amortization of Core Deposit Intangible

Balance Sheet Summary $ in thousands 11 6/30/2011 12/31/2010 6/30/2010 12/31/2009 Total Investments $ 408,806 $ 418,668 $ 312,293 $ 248,236 Net Loans 1,066,477 1,171,711 1,328,492 1,477,479 OREO 28,362 22,898 30,298 37,192 Total Assets $ 1,747,060 $ 1,870,052 $ 1,983,798 $ 2,127,580 Non-Interest Bearing Deposits $ 419,731 $ 374,500 $ 338,169 $ 366,103 Interest Bearing Deposits 613,346 614,178 570,390 595,787 Time Deposits 313,106 473,673 635,712 731,400 Fed Funds Purchased and Repos 17,608 30,113 17,247 22,990 Borrowings 204,450 204,478 205,515 205,603 Total Liabilities $ 1,581,326 $ 1,709,769 $ 1,794,793 $ 1,934,942 Liabilities & Stockholder's Equity $ 1,747,060 $ 1,870,052 $ 1,983,798 $ 2,127,580

Loan Composition $ in thousands 12 12/31/2009% 6/30/2011 % Change Loans held for sale $ 9,862 0.6 $ 14,200 1.3 $ 4,338 Real estate - construction 94,336 6.2 44,919 4.1 (49,417) Real estate - mortgage 777,009 50.8 688,878 62.3 (88,131) Commercial 512,804 33.5 253,520 22.9 (259,284) Agriculture 17,141 1.1 12,244 1.1 (4,897) Consumer 35,788 2.3 24,696 2.2 (11,092) Lease financing 4,011 0.3 3,143 0.3 (868) SBA 17,532 1.1 20,081 1.8 2,549 Other 1,403 0.1 1,509 0.1 106 Non-Accrual Loans 59,584 3.9 42,142 3.8 (17,442)

Loan Concentration Trend 13 Construction, Land & Land Development and Commercial Real Estate concentrations of 73% and 259% respectively at June 30, 2011

Classified Assets &Watch Loans $ in thousands 14

Classified Loans / Tier 1 Capital & ALLL 15 * Computed for our subsidiary bank, Guaranty Bank and Trust Company

Loan Portfolio Trends1 $ in thousands 16 2Q10 3Q10 4Q10 1Q11 2Q11 Loans - Beginning Balance $ 1,435,072 $ 1,374,209 $ 1,289,492 $ 1,204,580 $ 1,126,083 New Credit Extended 35,994 45,164 24,665 33,406 71,357 Net Existing Credit Advanced 30,099 23,413 34,252 18,615 22,797 Net Paydowns & Maturities (99,088) (123,225) (111,852) (117,728) (117,612) Net Loan Charge-Offs (13,549) (7,469) (14,328) (2,190) (9,024) Transfers to OREO (10,419) (24,744) (3,293) (11,610) (2,156) Transfers to Held for Sale 4,150 1,150 (14,200) - - Loan Settlement / P/A (8,049) 993 (156) 1,011 (314) Loans - Ending Balance $ 1,374,208 $ 1,289,492 $ 1,204,580 $ 1,126,083 $ 1,091,132 1 Excludes Loans Held for Sale 2 Excludes changes in classified, special mention and watch list loans.

Net Interest Margin Trend 17

Capital Ratios 6/30/09 12/31/09 6/30/10 12/31/10 6/30/11 Total Risk Based Capital (RBC) 10.73% 13.80% 14.80% 14.99% 16.22% Tier One RBC Ratio 9.46% 9.43% 9.77% 8.57% 9.00% Leverage Ratio 8.96% 7.89% 7.87% 6.25% 6.71% (TCE) Tangible Common Equity* 6.83% 5.36% 5.55% 4.32% 4.88% 18 Non-GAAP measure. Reconciliation of Non-GAAP measures follows presentation.

Pre-tax, Pre-Provision Income $ in thousands 19 3/31/2010 6/30/2010 9/30/2010 12/31/2010 3/31/2011 6/30/2011 Net Income (Loss) $ (1,845) $ (4,354) $ (4,007) $ (21,133) $ 514 $ 1,409 Tax Benefit (1,227) (2,607) (2,456) - - - Provision Expense 4,000 8,400 2,500 19,500 2,000 1,000 Pre-Tax, Pre-Provision Income* 928 1,439 (3,963) (1,633) 2,514 2,409 OREO Expenses 2,749 3,115 7,836 1,209 763 466 Other than temporary impairment (OTTI) - - - 3,500 - - * Non-GAAP measure. Reconciliation of the Non-GAAP measures Pre-Tax, Pre-Provision Income is included in the table above.

Non-Interest Expense $ in thousands 20

Reconciliation of Non-GAAP measures 21

Non-GAAP measure reconcilements $ in thousands, except for per share amounts 22 Tangible Book Value as of June 30, 2011 Stockholder's Equity $165,734,436 Less Intangible Assets 11,998,329 Less Liquidation value of Preferred Stock 69,013,000 Subtotal $84,723,107 Divided by Shares Outstanding 53,389,052 Tangible Book Value per share $1.59 Tangible Common Equity Ratio (TCE) 6/30/2011 12/31/2010 6/30/2010 12/31/2009 6/30/2009 Stockholder's Equity $165,734 $160,283 $189,005 $192,638 $153,607 Less Intangible Assets 11,998 14,054 16,622 19,222 22,337 Less Liquidation value of Preferred Stock 69,013 66,025 63,168 60,434 - Total Tangible Common Equity 84,723 80,204 109,215 112,982 131,270 Total Assets $1,747,060 $1,870,052 $1,983,798 $2,127,580 $1,944,867 Less Intangible Assets 11,998 14,054 16,622 19,222 22,337 Total Tangible Assets 1,735,062 1,855,998 1,967,176 2,108,358 1,922,530 TCE (Tangible Common Equity / Tangible Assets) 4.88% 4.32% 5.55% 5.36% 6.83%